CAPITAL ONE MASTER TRUST (RECEIVABLES)
MONTHLY PERIOD: AUGUST 2001

Beginning of the Month Principal Receivables:                                                                    19,228,491,527.82
                                                                                                              ---------------------
Beginning of the Month Finance Charge Receivables:                                                                  796,728,340.95
                                                                                                              ---------------------
Beginning of the Month Discounted Receivables:                                                                                0.00
                                                                                                              ---------------------
Beginning of the Month Total Receivables:                                                                        20,025,219,868.77
                                                                                                              ---------------------

Removed Principal Receivables:                                                                                                0.00
                                                                                                              ---------------------
Removed Finance Charge Receivables:                                                                                           0.00
                                                                                                              ---------------------
Removed Total Receivables:                                                                                                    0.00
                                                                                                              ---------------------

Additional Principal Receivables:                                                                                   852,414,462.28
                                                                                                              ---------------------
Additional Finance Charge Receivables:                                                                               33,694,382.94
                                                                                                              ---------------------
Additional Total Receivables:                                                                                       886,108,845.22
                                                                                                              ---------------------

Discounted Receivables Generated this Period                                                                                  0.00
                                                                                                              ---------------------

End of the Month Principal Receivables:                                                                          19,979,530,508.50
                                                                                                              ---------------------
End of the Month Finance Charge Receivables:                                                                        839,471,835.00
                                                                                                              ---------------------
End of the Month Discounted Receivables:                                                                                      0.00
                                                                                                              ---------------------
End of the Month Total Receivables:                                                                              20,819,002,343.50
                                                                                                              ---------------------

Excess Funding Account Balance                                                                                                0.00
                                                                                                              ---------------------
Adjusted Invested Amount of all Master Trust Series                                                              17,026,504,048.68
                                                                                                              ---------------------

End of the Month Seller Percentage                                                                                          14.78%
                                                                                                              ---------------------

CAPITAL ONE MASTER TRUST (DELINQUENCIES AND LOSSES)
MONTHLY PERIOD: AUGUST 2001                                                                  ACCOUNTS                 RECEIVABLES
                                                                                             --------                 -----------
End of the Month Delinquencies:

     30 - 59 Days Delinquent                                                                452,755.00              363,955,722.05
                                                                                    -------------------       ---------------------
     60 - 89 Days Delinquent                                                                302,141.00              252,913,351.29
                                                                                    -------------------       ---------------------
     90 + Days Delinquent                                                                   623,308.00              557,908,818.38
                                                                                    -------------------       ---------------------

     Total 30 + Days Delinquent                                                           1,378,204.00            1,174,777,891.72
                                                                                    -------------------       ---------------------

     Delinquencies 30 + Days as a Percent of End of the Month Total Receivables                                              5.64%
                                                                                                              ---------------------

Defaulted Accounts During the Month                                                         146,869.00               85,261,407.75
                                                                                    -------------------       ---------------------

Annualized Default Rate as a Percent of Beginning of the Month Principal Receivables                                         5.10%
                                                                                                              ---------------------



*  See note on last page of the report

CAPITAL ONE MASTER TRUST (COLLECTIONS)
MONTHLY PERIOD: AUGUST 2001                                                               COLLECTIONS                 PERCENTAGES
                                                                                          ------------                ------------
Total Collections and Gross Payment Rate                                              3,358,737,388.59                      16.06%
                                                                                    -------------------       ---------------------

Collections of Principal Receivables and Principal Payment Rate                       2,943,099,574.51                      14.66%
                                                                                    -------------------       ---------------------

     Prior Month Billed Finance Charge and Fees                                         330,156,391.08
                                                                                    -------------------
     Amortized AMF Income                                                                38,829,936.62
                                                                                    -------------------
     Interchange Collected                                                               39,280,427.49
                                                                                    -------------------
     Recoveries of Charged Off Accounts                                                  22,905,527.10
                                                                                    -------------------
     Collections of Discounted Receivables                                                        0.00
                                                                                    -------------------

Collections of Finance Charge Receivables and Annualized Yield                          431,172,282.29                      25.77%
                                                                                    -------------------       ---------------------

CAPITAL ONE MASTER TRUST (AMF COLLECTIONS)
MONTHLY PERIOD: AUGUST 2001
Beginning Unamortized AMF Balance                                                                                   196,850,816.65
                                                                                                              ---------------------
+    AMF Slug for Added Accounts                                                          7,015,069.48
                                                                                    -------------------
+    AMF Collections                                                                     23,295,468.41
                                                                                    -------------------
-    Amortized AMF Income                                                                38,829,936.62
                                                                                    -------------------
Ending Unamortized AMF Balance                                                                                      188,331,417.92
                                                                                                              ---------------------





                                                                                                       /s/ Tom Feil
                                                                                                       ----------------------------
                                                                                                       Tom Feil
                                                                                                       Director of Securitization






                                                                   Page 8 of 51